UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 20, 2011

BARRETT BUSINESS SERVICES, INC.
(Exact name of registrant as specified in charter)

Maryland
(State or other jurisdiction of incorporation)

0-21886
(SEC File Number)

52-0812977
(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200
Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)  On January 20, 2011, the Board of Directors (the "Board") of Barrett Business Services, Inc. (the "Company"), appointed Michael L. Elich as Interim President and Chief Executive Officer.  The information regarding Mr. Elich included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009 under the heading "Executive Officers of the Registrant" is incorporated herein by reference.  There are no relationships or transactions involving Mr. Elich that are required to be disclosed pursuant to Item 401(d) or Item 404(a) of Regulation S-K.

A copy of the news release announcing Mr. Elich's appointment is included as Exhibit 99.1 to this report.

Item 8.01.  Other Events.

On January 20, 2011, the Company issued a news release reporting the death of William W. Sherertz, its Chairman, President and Chief Executive Officer.

A copy of the news release is included as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits:  The following exhibit is filed with this Form 8-K:

99.1  News Release dated January 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.
Dated: January 20, 2011	By:	/s/ James D. Miller
James D. Miller Vice President-Finance, Treasurer and Secretary